Exhibit 1


                             JOINT FILING AGREEMENT



                     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, am amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of ARV Assisted Living, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

                     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 14th day of February, 2000.


                PROMETHEUS ASSISTED LIVING LLC

                          By  LF Strategic Realty Investors II L.P.,
                                    its managing member,

                                    by  Lazard Freres Real Estate
                                               Investors L.L.C.,
                                               its general partner,


                                               by  /s/John A. Moore
                                                   --------------------------
                                                    Name:  John A. Moore
                                                    Title:  Principal & Chief
                                                             Financial Officer


                LF STRATEGIC REALTY INVESTORS II L.P.

                          By  Lazard Freres Real Estate Investors
                                    L.L.C., its general partner,

                                    by  /s/John A. Moore
                                        ----------------------------
                                         Name:  John A. Moore
                                         Title:  Principal & Chief
                                                   Financial Officer



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                LFSRI II ALTERNATIVE PARTNERSHIP L.P.

                          By  Lazard Freres Real Estate Investors
                                    L.L.C., its general partner,

                                    by  /s/John A. Moore
                                        ----------------------------
                                         Name:  John A. Moore
                                         Title:  Principal & Chief
                                                   Financial Officer


                LFSRI II-CADIM ALTERNATIVE PARTNERSHIP L.P.

                          By  Lazard Freres Real Estate Investors
                                    L.L.C., its general partner,

                                    by  /s/John A. Moore
                                        ----------------------------
                                         Name:  John A. Moore
                                         Title:  Principal & Chief
                                                   Financial Officer


                LAZARD FRERES REAL ESTATE
                INVESTORS L.L.C.

                                    by  /s/John A. Moore
                                        ----------------------------
                                         Name:  John A. Moore
                                         Title:  Principal & Chief
                                                   Financial Officer


                LAZARD FRERES & CO. LLC

                                    by  /s/Scott D. Hoffman
                                        ---------------------------
                                         Name:  Scott D. Hoffman
                                         Title:  Managing Director




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